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Summary Prospectus

TCW Emerging Markets Local Currency Income Fund

I Share Class – TGWIX N Share Class – TGWNX

February 28, 2012

Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.tcwfunds.com.

You can also get this information at no cost by calling 800 386 3829 or by sending an email request to contact@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated February 28, 2012, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TCW-LCF_0212

Investment Objective

The Fund’s investment objective is to seek to provide high total return from current income and capital appreciation, through investment in debt securities denominated in the local currencies of various Emerging Market Countries.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.30%	0.60%
Total annual fund operating expenses	1.05%	1.48%
Fee Waiver [and/or Expense Reimbursement][1]	0.06%	0.49%
Net Expenses[1]	0.99%	0.99%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$101	$328	$574	$1,277
N	$101	$420	$761	$1,726

[1]

The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest and acquired fund fees and expenses, if any) to 0.99% of average daily net assets. This contractual fee waiver/expense reimbursement is for the period March 1, 2012 through February 28, 2013. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example, affect the Fund’s performance. During the fiscal period December 15, 2010, through October 31, 2011, the Fund’s portfolio turnover rate (annualized) was 191.66% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in Emerging Market Countries denominated in the local currencies of the issuer, and in derivative instruments that provide investment exposure to such securities. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in securities that are unrated or rated BB or lower by S&P, or Ba or lower by Moody’s. Debt securities rated below investment grade are high yield, high risk bonds, commonly known as “junk bonds.”

An Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as The Bahamas, Bahrain, Barbados, Bermuda, Brunei, Croatia, Czech Republic, Estonia, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Republic of Korea, Kuwait, Latvia, Macau, Poland, Portugal, Qatar, Saudi Arabia, Singapore, Slovak Republic, Slovenia, Taiwan, Trinidad & Tobago and the United Arab Emirates.

The Fund may invest in defaulted securities where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. The Fund may use derivative instruments, such as credit-linked notes, structured investments, options, futures and options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, as a substitute for

Summary Prospectus

investing directly in debt securities and currencies, to increase returns, to manage credit or interest rate risk, to manage the effective maturity or duration of the Fund’s investment portfolio or as part of a hedging strategy. Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular issuer. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon today.

In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances

•	Monetary policy

•	External accounts

•	Financial markets

•	Foreign investment regulations

•	Exchange rate policy

•	Labor conditions

Portfolio securities may be sold when the Fund’s portfolio managers believe the individual security has reached its sell target, the portfolio managers perceive deterioration in the credit fundamentals of the issuer, the portfolio managers believe there are negative macro geopolitical considerations that may affect the issuer or the portfolio managers determine to take advantage of a better investment opportunity.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of Emerging Market Countries as compared to developed countries.

•

foreign currency risk: the risk that the value of the Fund’s investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

globalization risk: the risk that the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investment Results

The bar chart below shows the Fund’s investment results from the past year and the table below shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of lower expenses paid by the Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	5.69%	(quarter ended 6/30/2011)
Lowest	-9.43%	(quarter ended 9/30/2011)

Average Annual Total Returns

(For the period ended December 31, 2011)

Share Class	1 Year	Since Inception (12/15/2010)
I – Before taxes	-1.49%	-0.01%
- After taxes on distributions	-3.20%	-1.76%
- After taxes on distributions and sale of fund shares	-0.71%	-0.84%
N – Before taxes	-1.49%	-0.01%
JP Morgan GBI-EM Global Diversified Index[1]	-1.75%	-0.54%

[1]	The JP Morgan GBI-EM Global Diversified Index is a comprehensive global local emerging markets index, and consists of liquid, fixed-rate, domestic currency government bonds.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	1 year (Since inception of fund)	Managing Director
David I. Robbins	1 year (Since inception of fund)	Managing Director

Summary Prospectus

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

Tax Information

If your shares are not held in a tax-deferred account Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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